[Pioneer Logo]
Pioneer II

-------------------------
SEMIANNUAL REPORT 3/31/00
-------------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                       9
Financial Statements                         16
Notes to Financial Statements                23
Trustees, Officers and Service Providers     28
The Pioneer Family of Funds                  29

Pioneer II

--------------------------------
LETTER FROM THE CHAIRMAN 3/31/00
--------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

Only three months into the new millennium and already financial markets have seen their share of activity. In March, for the fifth time in just nine months, the Federal Reserve raised short-term interest rates in an effort to brake unusually strong economic growth and deflect inflationary pressures.

In the United States stocks have continued to roar ahead, albeit in an uneven manner. Increasingly, the financial media has distinguished between what's become known as old economy and new economy stocks. In fact, so far in 2000, we've seen a sharp divergence between the so-called old economy traditional non-technology stocks and the new economy technology- and e-commerce-oriented issues. Reflecting this divergence, the NASDAQ Composite Index, boosted by strong technology stock performance, was up over 12%, while the Dow Jones Industrial Index, composed of a select group of 30 blue-chip stocks, returned -5%. Meanwhile, long-term interest rates not only failed to rise in concert with short-term rates but - in atypical fashion - have fallen below those rates, enabling longer-term bond prices to remain fairly steady.

The recent market activity underscores the need for you to take a diversified approach to your investment portfolio, making sure you have the optimal blend of stocks, bonds and shorter-term investments like money market funds. Experience tells us that over the long term, maintaining a diversified portfolio can help to smooth out the periodic jolts that are characteristic of financial markets. Sharp market swings are often a good reminder to take another look at your risk threshold and your investment time horizon. As always, an investment professional who is familiar with your individual circumstances can assist you in that exercise.

I encourage you to read this report closely. It offers you an opportunity to review your Fund in depth. I would draw your attention to the Portfolio Manager Discussion with Richard Dahlberg, the manager of your Fund. It's a chance to hear how the Fund performed and what the manager sees as he looks ahead. If you have questions, please contact your investment professional or call Pioneer at 1-800-225-6292. You may also want to visit our web site at www.pioneerfunds.com.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer II

-------------------------
PORTFOLIO SUMMARY 3/31/00
-------------------------

Portfolio Diversification
-------------------------------------------------------------------------------

(As a percentage of total investment portfolio)

[Pie Chart Information]

U.S. Common Stocks           87%
International Common Stocks   8%
Depositary Receipts for
  International Stocks        4%
Short-Term Cash
  Equivalents                 1%

[End Pie Chart Information]

Sector Distribution
--------------------------------------------------------------------------------

(As a percentage of equity holdings)

[Pie Chart Information]

Technology                   28%
Financial                    15%
Healthcare                   12%
Energy                        9%
Capital Goods                 7%
Utilities                     7%
Consumer Cyclicals            7%
Basic Materials               5%
Communication Services        5%
Other                         5%

[End Pie Chart Information]

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Koninklijke Philips         5.65%        6.  IBM Corp.                 3.22%
     Electronics NV (NY Shares)
  2. Intel Corp.                 4.81         7.  Bell Atlantic Corp.        2.75
  3. Amgen, Inc.                 4.66         8.  Applied Materials Inc.     2.68
  4. Ambac Financial Group,      3.99         9.  The Chase Manhattan        2.65
     Inc.                                         Corp.
  5. Dominion Resources, Inc.    3.27         10. Arrow Electronics, Inc.    2.32

Fund holdings will vary for other periods.

Pioneer II

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/00                                        CLASS A SHARES
--------------------------------------------------------------------------------


Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   3/31/00         9/30/99
                            $22.15          $20.16

Distributions per Share     Income          Short-Term          Long-Term
(9/30/99 -3/31/00)          Dividends       Capital Gains       Capital Gains
                            $0.097               -              $0.514

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II at public offering price, compared to the growth of the Standard & Poor's 500 Index and Lipper Growth & Income Funds Index.

-----------------------------------------
Average Annual Total Returns
(As of March 31, 2000)

             Net Asset    Public Offering
Period       Value        Price*
10 Years     10.71%       10.06%
5 Years      12.85        11.52
1 Year       13.71         7.17
-----------------------------------------

* Reflects deduction of the maximum
  5.75% sales charge at the beginning
  of the period and assumes reinvest-
  ment of distributions at net asset
  value.

[Start of Tabular Representation of Mountain Chart]

                                Lipper
                    Standard    Growth &
                    & Poor's    Income
         Pioneer      500       Funds
           II*       Index      Index
3/90       9425      10000      10000
           9357      11436      11026
3/92      10613      12695      12314
          12203      14622      14315
3/94      12891      14839      14989
          14250      17148      16636
3/96      17901      22633      21392
          20960      27113      24823
3/98      28511      40098      34505
          22937      47486      35925
3/00      26081      55981      40015

[End of Tabular Representation of Mountain Chart]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Lipper Growth & Income Funds Index reflects the performance of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/00                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   3/31/00         9/30/99
                            $21.63          $19.74

Distributions per Share     Income          Short-Term          Long-Term
(9/30/99 -3/31/00)          Dividends       Capital Gains       Capital Gains
                            -                -                  $0.514

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index and Lipper Growth & Income Funds Index.

-------------------------------------
Average Annual Total Returns
(As of March 31, 2000)

                   If        If
Period            Held     Redeemed*
Life-of-Fund      8.84%     8.21%
(7/1/96)
1 Year           12.26      8.26
-------------------------------------

 * Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Start of Tabular Representation of Mountain Chart]

                               Lipper
                   Standard    Growth
                   & Poor's   & Income
         Pioneer     500       Funds
           II*      Index      Index
7/96      10000     10000      10000
          10165     10247      10322
          11403     11100      11126
3/97      11419     11399      11313
          13165     13385      12900
          14698     14387      13980
          13962     14799      14116
3/98      15377     16859      15725
          14269     17415      15756
          11059     15686      13791
          12717     19020      16033
3/99      12240     19965      16373
          13294     21367      17891
          12234     20035      16460
          12775     23013      17935
3/00      13441     23536      18237

[End of Tabular Representation of Mountain Chart]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Lipper Growth & Income Funds Index reflects the performance of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

-------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/00                                       CLASS C SHARES
-------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  3/31/00         9/30/99
                           $21.68          $19.78

Distributions per Share    Income          Short-Term          Long-Term
(9/30/99 -3/31/00)         Dividends       Capital Gains       Capital Gains
                               -               -               $0.514

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index and Lipper Growth & Income Funds Index.

------------------------------------
Average Annual Total Returns
(As of March 31, 2000)

                  If         If
Period           Held     Redeemed*
Life-of-Fund     8.89%      8.89%
(7/1/96)
1 Year          12.40      12.40
------------------------------------

* Assumes reinvestment of
  distributions. The 1% contingent
  deferred sales charge (CDSC)
  applies to redemptions made
  within one year of purchase.

[Start of Tabular Representation of Mountain Chart]

                                Lipper
                    Standard    Growth &
                    & Poor's    Income
       Pioneer       500        Funds
         II*        Index       Index
7/96    10000       10000       10000
        10161       10247       10322
        11400       11100       11126
3/97    11410       11399       11313
        13142       13385       12900
        14683       14387       13980
        13952       14799       14116
3/98    15360       16859       15725
        14253       17415       15756
        11076       15686       13791
        12727       19020       16033
3/99    12244       19965       16373
        13303       21367       17891
        12250       20035       16460
        12797       23013       17935
3/00    13762       23536       18237

[End of Tabular Representation of Mountain Chart]

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Lipper Growth & Income Funds Index reflects the performance of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

-------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/00
-------------------------------------------------------------------------------

Richard Dahlberg became manager of Pioneer II in September of 1998. In the following discussion, Mr. Dahlberg comments on his investment strategies and their impact on the Fund's recent performance.

Q: Value stocks performed better over the last few months than in earlier periods. How has the Fund kept up?

A: The Fund took strong advantage of the recovery in value stocks. Pioneer II comfortably outperformed the average of its peer funds for the six months ended March 31, 2000, with Class A shares returning 13.11% Class B 12.32% and Class C 12.35%, all at net asset value. In comparison, the 497 multi-capitalization value funds (funds that invest in value stocks of various sizes) tracked by Lipper, Inc. returned an average of 7.88% for the same period. (Lipper is an independent firm that tracks mutual fund performance.)

    At the same time, the Fund lagged the 17.47% return of its benchmark, the Standard & Poor's 500 Stock Index. However, if we set aside the growth stocks in the S&P 500 and weigh the Fund only against the S&P 500's value component, results were positive; the S&P Barra Value Index returned 9.25% over the period.

    The Fund's relative performance was even stronger in the most recent quarter. From January through March of 2000, Pioneer II had a total return (Class A shares at net asset value) of about 8%, well ahead of the 1.04% average return of its Lipper multi-cap value peer group.

Q: The Fund's overall makeup has changed considerably since you assumed management responsibility. Could you highlight some of the changes you have made and their impact, both positive and negative?

A: Most importantly, we have improved portfolio quality in two ways. First, we have been shifting assets into more substantial, more successful companies - the average market capitalization of the Fund's holdings has tripled, from approximately $20 billion to just over $61 billion. We have also reduced the number of holdings by winnowing out some less attractive positions; there are now 95 stocks in the portfolio, compared

Pioneer II

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    to 107 a year ago. These changes create a portfolio context that we think is more in tune with the current market environment.

    At the sector level, we increased technology holdings from 16% six months ago to nearly 28% at the end of the period, a move that boosted results. However, the financial sector has fallen victim to the five interest rate hikes engineered by the Federal Reserve. There are still strong earnings trends to be found among financial stocks, but while higher rates cloud the sector, we felt it prudent to reduce holdings to about 15% of the portfolio from 20% in June of 1999.

Q:  Are you still making significant changes to the portfolio?

A: The strategies we have adopted have benefited shareowners, so I expect the basic look and feel of the portfolio - the number of companies we hold and their sizes - to remain much as it is now. Of course, we will continue to monitor the stocks we own and to research new opportunities as they come along.

Q: Technology has been the most prominent market sector for some time. How does a value fund take advantage of technology, especially in a volatile market?

A: We look for profitable companies that may benefit from the surge in technology without becoming entangled in the fierce battle for Internet survival. We especially favor companies whose products and services are integral to the technology infrastructure. Examples are Oracle, a major provider of database services, and chip maker Texas Instruments. Koninklijke Philips Electronics, which reorganized to concentrate on two fast-growing businesses - semiconductors and flat panel displays for computer monitors and television sets - is another key technology holding. We continue to avoid inflated "dot-com" companies because of their high potential for risk.

Pioneer II

-------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/00  (continued)
-------------------------------------------------------------------------------

Q: What other sectors and stocks have you been focusing on, and what are your reasons for these choices?

A: Pharmaceutical companies look attractive despite the political considerations that have held the group back. Notwithstanding possible price pressure from a Medicare drug benefit or other legislation, we believe that demographic forces favor drug makers for the next several years. Whether a government program or a private insurer is responsible for payment, millions of retiring baby boomers will soon see their consumption of prescription medicines increase significantly. Also related to healthcare, Amgen has been more successful than many biotech companies in translating technology into sales. Amgen has developed two very profitable drugs for blood-related illnesses and has others under consideration by the Food and Drug Administration.

    Our decision to increase exposure to the energy sector also contributed to results. Energy companies, now about 9% of the portfolio, have benefited from rising oil and gas prices, and we think that prices will remain relatively high for at least the next few years.

Q:  Why do you think value stocks will do well in the months ahead?

A: One compelling argument is that, for some time, investment capital has been flowing almost exclusively into the technology sector. Meanwhile, many basic industries are operating at high capacity because of increased demand for their products. Without new capital, these companies may have to raise prices to increase capacity, and higher earnings may follow. Also, at the end of the period, investors had begun moving out of high-valuation Internet stocks into "old-economy" market sectors. In our opinion, value stocks should benefit from this scenario.

Pioneer II

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/00 (unaudited)
-------------------------------------------------------------------------------

Shares                                                                    Value
               INVESTMENT IN SECURITIES - 99.5%
               PREFERRED STOCK - 1.1%
  355,000      Telecomunicacoes Brasileiras SA (A.D.R.)            $ 53,139,063
                                                                   ------------
               Total Preferred Stock
               (Cost $32,180,242)                                  $ 53,139,063
                                                                   ------------
               COMMON STOCKS - 98.4%
               Basic Materials - 4.8%
               Aluminum - 0.6%
  400,000      Alcoa Inc.                                          $ 28,100,000
                                                                   ------------
               Chemicals - 0.8%
1,774,000      Lyondell Petrochemicals Co.                         $ 26,166,500
2,180,000      Mississippi Chemical Corp.+                           14,851,250
                                                                   ------------
                                                                   $ 41,017,750
                                                                   ------------
               Chemicals (Specialty) - 1.3%
1,800,000      Cytec Industries Inc.*                              $ 55,125,000
  400,000      Hercules Inc.                                          6,450,000
1,869,500      Terra Industries Inc.                                  4,323,219
                                                                   ------------
                                                                   $ 65,898,219
                                                                   ------------
               Containers & Packaging (Paper) - 0.4%
4,300,000      Vitro SA (A.D.R.)                                   $ 20,425,000
                                                                   ------------
               Iron & Steel - 0.1%
1,031,600      Rouge Industries, Inc.                              $  6,511,975
                                                                   ------------
               Metals Mining - 0.3%
1,200,000      Freeport-McMoRan Copper & Gold, Inc. (Class B)*     $ 14,475,000
                                                                   ------------
               Paper & Forest Products - 1.3%
2,000,000      Asia Pulp and Paper Ltd. (A.D.R.)*                  $ 14,750,000
  400,000      Bowater Inc.                                          21,350,000
  200,000      Georgia-Pacific Group                                  7,912,500
1,500,000      Longview Fibre Co.                                    22,125,000
                                                                   ------------
                                                                   $ 66,137,500
                                                                   ------------
               Total Basic Materials                               $242,565,444
                                                                   ------------
               Capital Goods - 6.9%
               Manufacturing (Diversified) - 1.9%
  538,900      Amcast Industrial Corp.+                            $  4,951,144
3,647,600      Trinity Industries, Inc.+                             86,402,525
                                                                   ------------
                                                                   $ 91,353,669
                                                                   ------------

The accompanying notes are an integral part of these financial statements.    9

Pioneer II

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/00                                     (continued)
-------------------------------------------------------------------------------

Shares                                                                Value
              Manufacturing (Specialized) - 4.8%
1,638,700     Briggs & Stratton Corp.+                         $ 67,391,537
2,076,000     Dionex Corp.*+                                     68,378,250
4,590,000     Donaldson Co., Inc.+                              103,561,875
                                                               ------------
                                                               $239,331,662
                                                               ------------
              Metal Fabricators - 0.2%
  911,125     A.M. Castle & Co.+                               $ 11,389,062
                                                               ------------
              Total Capital Goods                              $342,074,393
                                                               ------------
              Communication Services - 3.6%
              Telephone - 3.6%
2,225,000     Bell Atlantic Corp.                              $136,003,125
  994,800     SBC Communications, Inc.                           41,781,600
                                                               ------------
              Total Communication Services                     $177,784,725
                                                               ------------
              Consumer Cyclicals - 6.6%
              Auto Parts & Equipment - 0.6%
1,608,419     Delphi Automotive Systems Corp.                  $ 25,734,704
  665,000     Simpson Industries, Inc.                            6,525,313
                                                               ------------
                                                               $ 32,260,017
                                                               ------------
              Automobiles - 1.5%
  910,000     General Motors Corp.                             $ 75,359,375
                                                               ------------
              Consumer (Jewelry, Novelties, & Gifts) - 1.6%
2,647,450     Lancaster Colony Corp.+                          $ 80,912,691
                                                               ------------
              Homebuilding - 2.3%
4,145,000     Champion Enterprises, Inc.*+                     $ 23,833,750
8,184,000     Clayton Homes, Inc.+                               82,863,000
1,666,200     Oakwood Homes Corp.                                 6,352,387
                                                               ------------
                                                               $113,049,137
                                                               ------------
              Retail (Department Stores) - 0.6%
  700,000     Federated Department Stores, Inc.*               $ 29,225,000
                                                               ------------
              Services (Commercial & Consumer) - 0.0%
        1     Sabre Group Holdings Inc.                        $         22
                                                               ------------
              Total Consumer Cyclicals                         $330,806,242
                                                               ------------
              Consumer Staples - 3.2%
              Beverages (Non-Alcoholic) - 0.3%
  400,000     Pepsico, Inc.                                    $ 13,825,000
                                                               ------------

10   The accompanying notes are an integral part of these financial statements.

Pioneer II

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/00 (unaudited)
-------------------------------------------------------------------------------

Shares                                                            Value
              Foods - 1.7%
2,500,000     IBP, Inc.                                    $ 39,375,000
   20,000     Nestle SA (Registered Shares)                  35,839,923
  400,000     Sara Lee Corp.                                  7,200,000
                                                           ------------
                                                           $ 82,414,923
                                                           ------------
              Services (Employment) - 1.2%
2,555,500     Kelly Services Inc. (Non-voting)             $ 61,172,281
                                                           ------------
              Total Consumer Staples                       $157,412,204
                                                           ------------
              Energy - 9.4%
              Oil (Domestic Integrated) - 3.7%
  700,000     Atlantic Richfield Co.                       $ 59,500,000
3,840,000     Conoco, Inc. (Class A)                         94,560,000
  227,256     Conoco, Inc. (Class B)                          5,823,435
  500,000     Shell Transport and Trading Co. (A.D.R.)       24,531,250
                                                           ------------
                                                           $184,414,685
                                                           ------------
              Oil (International Integrated) - 0.7%
  650,000     Texaco, Inc.                                 $ 34,856,250
                                                           ------------
              Oil & Gas (Drilling & Equipment) - 3.6%
1,308,100     BJ Services Co.*                             $ 96,635,887
2,100,000     R&B Falcon Corp.*                              41,343,750
  310,000     Smith International, Inc.*                     24,025,000
  300,000     Weatherford International Inc.*                17,681,250
                                                           ------------
                                                           $179,685,887
                                                           ------------
              Oil & Gas (Exploration/Production) - 1.4%
  500,000     Anadarko Petroleum Corp.                     $ 19,343,750
  700,000     Burlington Resources Inc.                      25,900,000
  500,000     Suncor Energy, Inc.                            21,250,000
                                                           ------------
                                                           $ 66,493,750
                                                           ------------
              Total Energy                                 $465,450,572
                                                           ------------
              Financial - 15.4%
              Banks (Major Regional) - 1.6%
  800,000     Banc One Corp.                               $ 27,500,000
  639,600     Banco Rio De La Plata SA (A.D.R.)               9,154,275
1,200,000     Fleet Boston Corp.                             43,800,000
                                                           ------------
                                                           $ 80,454,275
                                                           ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer II

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/00                                   (continued)
-------------------------------------------------------------------------------

Shares                                                       Value
              Banks (Money Center) - 2.6%
1,500,000     The Chase Manhattan Corp.               $130,781,250
                                                      ------------
              Banks (Regional) - 0.5%
1,242,100     North Fork Bancorporation, Inc.         $ 22,202,537
                                                      ------------
              Consumer Finance - 0.8%
1,385,000     Countrywide Credit Industries, Inc.     $ 37,741,250
                                                      ------------
              Financial (Diversified) - 4.0%
3,910,300     Ambac Financial Group, Inc.+            $196,981,363
                                                      ------------
              Insurance (Life/Health) - 1.1%
4,400,389     Conseco, Inc.                           $ 50,329,449
  227,000     Manulife Financial Corp.*                  3,326,522
                                                      ------------
                                                      $ 53,655,971
                                                      ------------
              Insurance (Multi-Line) - 0.2%
  400,000     Nationwide Financial Services, Inc.     $ 11,700,000
                                                      ------------
              Insurance (Property/Casualty) - 0.7%
1,550,000     Allstate Corp.                          $ 36,909,375
                                                      ------------
              Savings & Loans Companies - 3.9%
5,185,425     Charter One Financial, Inc.             $108,893,925
3,150,000     Washington Mutual, Inc.                   83,475,000
                                                      ------------
                                                      $192,368,925
                                                      ------------
              Total Financial                         $762,794,946
                                                      ------------
              Healthcare - 12.0%
              Biotechnology - 4.6%
3,750,000     Amgen, Inc.*                            $230,156,250
                                                      ------------
              Healthcare (Diversified) - 1.3%
1,250,000     American Home Products Corp.            $ 67,031,250
                                                      ------------
              Healthcare (Drugs Generic) - 0.3%
1,135,000     Dura Pharmaceuticals Inc.*              $ 13,974,688
                                                      ------------
              Healthcare (Drugs/Major Pharmaceuticals) - 4.6%
1,212,600     Astra Zeneca Group Plc                  $ 49,049,305
  500,000     Lilly, Eli & Co.                          31,500,000
1,650,000     Merck & Co., Inc.                        102,506,250
  300,000     Novartis AG (A.D.R.)                      20,493,750
  379,700     Pharmacia & Upjohn, Inc.                  22,497,225
                                                      ------------
                                                      $226,046,530
                                                      ------------

12   The accompanying notes are an integral part of these financial statements.

Pioneer II

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SCHEDULE OF INVESTMENTS 3/31/00 (unaudited)
-------------------------------------------------------------------------------

Shares                                                                  Value
              Healthcare (Hospital Management) - 0.5%
1,050,000     Columbia/HCA Healthcare Corp.                      $ 26,578,125
                                                                 ------------
              Healthcare (Managed Care) - 0.7%
  504,900     Humana Inc.*                                       $  3,692,081
  425,600     Wellpoint Health Networks Inc.*                      29,738,800
                                                                 ------------
                                                                 $ 33,430,881
                                                                 ------------
              Total Healthcare                                   $597,217,724
                                                                 ------------
              Technology - 27.8%
              Communications Equipment - 0.9%
1,000,000     Alcatel SA (A.D.R.)                                $ 43,812,500
                                                                 ------------
              Computers (Hardware) - 4.1%
1,600,000     Compaq Computer Corp.                              $ 42,600,000
1,350,000     IBM Corp.                                           159,300,000
                                                                 ------------
                                                                 $201,900,000
                                                                 ------------
              Computers (Peripherals) - 0.5%
1,500,000     Storage Technology Corp.*                          $ 23,906,250
                                                                 ------------
              Computers (Software and Services) - 1.9%
1,200,000     Oracle Corp.*                                      $ 93,675,000
                                                                 ------------
              Electrical Equipment--5.6%
1,629,188     Koninklijke Philips Electronics NV (NY Shares)     $279,100,269
                                                                 ------------
              Electronics (Component Distributors) - 2.3%
3,250,000     Arrow Electronics, Inc.*                           $114,562,500
                                                                 ------------
              Electronics (Defense) - 1.3%
  400,000     General Motors Corp. (Class H)                     $ 49,800,000
  732,200     Raytheon Co. (Class B)                               12,996,550
                                                                 ------------
                                                                 $ 62,796,550
                                                                 ------------
              Electronics (Instrumentation) - 0.1%
  788,200     MTS Systems Corp.                                  $  6,010,025
                                                                 ------------
              Electronics (Semiconductors) - 7.0%
1,800,000     Intel Corp.                                        $237,487,500
  700,000     Texas Instruments Inc.                              112,000,000
                                                                 ------------
                                                                 $349,487,500
                                                                 ------------
              Equipment (Semiconductors) - 3.2%
1,406,383     Applied Materials Inc.                             $132,551,598
  460,000     Helix Technology Corp.                               27,628,750
                                                                 ------------
                                                                 $160,180,348
                                                                 ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer II

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/00       (continued)
-------------------------------------------------------------------------------

Shares                                                            Value
               Photography/Imaging - 0.9%
  850,000      Eastman Kodak Co.                         $   46,165,625
                                                         --------------
               Total Technology                          $1,381,596,567
                                                         --------------
               Transportation - 1.7%
               Railroads - 1.7%
1,180,000      Canadian National Railway Co.             $   31,491,250
1,300,000      Union Pacific Corp.                           50,862,500
                                                         --------------
               Total Transportation                      $   82,353,750
                                                         --------------
               Utilities - 7.0%
               Electric Companies - 4.8%
4,207,567      Dominion Resources, Inc.                  $  161,728,357
2,000,000      Edison International                          33,125,000
1,059,063      Hawaiian Electric Industries, Inc.            33,691,441
  400,000      Public Service Enterprise Group, Inc.         11,850,000
                                                         --------------
                                                         $  240,394,798
                                                         --------------
               Natural Gas - 2.2%
2,073,000      Kinder Morgan Energy Partners, L.P.       $   82,272,188
  600,000      Williams Companies, Inc.                      26,362,500
                                                         --------------
                                                         $  108,634,688
                                                         --------------
               Total Utilities                           $  349,029,486
                                                         --------------
               Total Common Stocks
               (Cost $3,488,083,539)                     $4,889,086,053
                                                         --------------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $3,520,263,781)                     $4,942,225,116
                                                         --------------


14   The accompanying notes are an integral part of these financial statements.

Pioneer II

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SCHEDULE OF INVESTMENTS 3/31/00 (unaudited)
-------------------------------------------------------------------------------

Principal
Amount                                                               Value
                 TEMPORARY CASH INVESTMENT - 0.5%
                 Commercial Paper - 0.5%
$24,021,000      Household Finance Corp., 6.27%, 4/3/00     $   24,021,000
                                                            --------------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $24,021,000)                         $   24,021,000
                                                            --------------
                 TOTAL INVESTMENT IN SECURITIES AND
                 TEMPORARY CASH INVESTMENT - 100%
                 (Cost $3,544,284,781) (a)                  $4,966,246,116
                                                            ==============

  * Non-income producing security.

  + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At March 31, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $3,544,284,781 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $1,940,067,817
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                        (518,106,482)
                                                                     --------------
    Net unrealized gain                                              $1,421,961,335
                                                                     ==============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2000 aggregated $60,913,270 and $820,933,575, respectively.

The accompanying notes are an integral part of these financial statements.   15

Pioneer II

-------------------------------------------------------------------------------
BALANCE SHEET 3/31/00 (unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
   investment of $24,021,000) (cost $3,544,284,781)                   $ 4,966,246,116
  Receivables -
   Investment securities sold                                              13,212,998
   Fund shares sold                                                         4,127,014
   Dividends, interest and foreign taxes withheld                           4,782,768
  Other                                                                        88,529
                                                                      ---------------
    Total assets                                                      $ 4,988,457,425
                                                                      ---------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                            $     8,144,392
  Due to affiliates                                                         4,060,048
  Accrued expenses                                                            462,560
  Due to bank                                                                     226
                                                                      ---------------
    Total liabilities                                                 $    12,667,226
                                                                      ---------------
NET ASSETS:
  Paid-in capital                                                     $ 3,359,923,914
  Accumulated undistributed net investment income                          22,789,814
  Accumulated undistributed net realized gain on investments and
   foreign currency transactions                                          171,111,067
  Net unrealized gain on investments                                    1,421,961,335
  Net unrealized gain on other assets and liabilities denominated
   in foreign currencies                                                        4,069
                                                                      ---------------
    Total net assets                                                  $ 4,975,790,199
                                                                      ===============
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
   Class A (based on $4,952,101,767/223,600,859 shares)               $         22.15
                                                                      ===============
   Class B (based on $20,052,382/927,270 shares)                      $         21.63
                                                                      ===============
   Class C (based on $3,636,050/167,744 shares)                       $         21.68
                                                                      ===============
MAXIMUM OFFERING PRICE:
   Class A                                                            $         23.50
                                                                      ===============

16   The accompanying notes are an integral part of these financial statements.

Pioneer II

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

For the Six Months Ended 3/31/00 (unaudited)

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $495,711)      $ 43,044,102
  Interest                                                        573,440
                                                             ------------
    Total investment income                                                     $ 43,617,542
                                                                                ------------
EXPENSES:
  Management fees
   Basic fee                                                 $ 15,207,112
   Performance adjustment                                      (2,599,334)
  Transfer agent fees
   Class A                                                      5,460,684
   Class B                                                         91,859
   Class C                                                         14,345
  Distribution fees
   Class A                                                      6,031,068
   Class B                                                        106,591
   Class C                                                         19,701
  Administrative fees                                             437,112
  Custodian fees                                                  143,255
  Professional fees                                               100,556
  Printing                                                        141,846
  Fees and expenses of nonaffiliated trustees                      44,320
                                                             ------------
    Total expenses                                                              $ 25,199,115
    Less fees paid indirectly                                                       (555,186)
                                                                                ------------
    Net expenses                                                                $ 24,643,929
                                                                                ------------
     Net investment income                                                      $ 18,973,613
                                                                                ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
   Investments (including $12,148,803 from affiliated
     companies)                                              $176,264,904
   Other assets and liabilities denominated in foreign
     currencies                                                     5,389       $176,270,293
                                                             ------------       ------------
  Change in net unrealized gain or loss from:
   Investments                                               $419,621,720
   Other assets and liabilities denominated in
     foreign currencies                                             4,440       $419,626,160
                                                             ------------       ------------
  Net gain on investments and foreign currency
   transactions                                                                 $595,896,453
                                                                                ------------
  Net increase in net assets resulting from operations                          $614,870,066
                                                                                ============

The accompanying notes are an integral part of these financial statements.   17

Pioneer II

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

For the Six Months Ended 3/31/00 and the Year Ended 9/30/99

                                                           Six Months
                                                             Ended
                                                            3/31/00              Year Ended
FROM OPERATIONS:                                          (unaudited)             9/30/99
Net investment income                                   $   18,973,613        $   54,498,188
Net realized gain on investments and foreign currency
 transactions                                              176,270,293           128,989,779
Change in net unrealized gain on investments and
 foreign currency transactions                             419,626,160           500,572,638
                                                        --------------        --------------
  Net increase in net assets resulting from
    operations                                          $  614,870,066        $  684,060,605
                                                        --------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Class A ($0.10 and $0.19 per share, respectively)      $  (24,271,733)       $  (51,921,429)
Net realized gain:
 Class A ($0.51 and $0.15 per share, respectively)        (127,730,590)          (44,442,516)
 Class B ($0.51 and $0.15 per share, respectively)            (569,430)             (229,790)
 Class C ($0.51 and $0.15 per share, respectively)            (103,341)              (45,439)
                                                        --------------        --------------
  Total distributions to shareholders                   $ (152,675,094)       $  (96,639,174)
                                                        --------------        --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $  229,636,080        $  549,021,003
Reinvestment of distributions                              142,533,734            89,470,501
Cost of shares repurchased                              (1,010,444,392)       (1,594,983,583)
                                                        --------------        --------------
 Net decrease in net assets resulting
    from fund share transactions                        $ (638,274,578)       $ (956,492,079)
                                                        --------------        --------------
 Net decrease in net assets                             $ (176,079,606)       $ (369,070,648)

NET ASSETS:
Beginning of period                                      5,151,869,805         5,520,940,453
                                                        --------------        --------------
End of period (including accumulated undistributed net
  investment income of $22,789,814 and
  $28,087,934, respectively)                            $4,975,790,199        $5,151,869,805
                                                        ==============        ==============

18  The accompanying notes are an integral part of these financial statements.

Pioneer II

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CLASS A                             '00 Shares        '00 Amount         '99 Shares     '99 Amount
Shares sold                         10,953,315     $   226,065,830       25,634,232   $   527,769,739
Reinvestment of distributions        6,825,586         141,894,539        4,390,605        89,211,509
Less shares repurchased            (48,431,021)     (1,001,786,741)     (75,774,124)   (1,572,599,850)
                                   -----------     ---------------      -----------   ----------------
  Net decrease                     (30,652,120)    $  (633,826,372)     (45,749,287)  $  (955,618,602)
                                   ===========     ===============      ===========   ===============
CLASS B
Shares sold                            143,651     $     2,940,051          796,132   $    16,027,099
Reinvestment of distributions           26,731             547,988           11,167           219,995
Less shares repurchased               (356,322)         (7,199,345)        (866,761)      (17,501,553)
                                   -----------     ---------------      -----------   ----------------
  Net decrease                        (185,940)    $    (3,711,306)         (59,462)  $    (1,254,459)
                                   ===========     ===============      ===========   ===============
CLASS C
Shares sold                             31,072     $       630,199          259,176   $     5,224,165
Reinvestment of distributions            4,438              91,207            1,976            38,997
Less shares repurchased                (72,003)         (1,458,306)        (244,298)       (4,882,180)
                                   -----------     ---------------      -----------   ----------------
  Net increase (decrease)              (36,493)    $      (736,900)          16,854   $       380,982
                                   ===========     ===============      ===========   ===============

The accompanying notes are an integral part of these financial statements.   19

Pioneer II

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/00
-------------------------------------------------------------------------------

                                                         Six Months Ended
                                                             3/31/00        Year Ended
                                                           (unaudited)        9/30/99
CLASS A
Net asset value, beginning of period                    $    20.16        $   18.32
                                                        ----------        ---------
Increase (decrease) from investment operations:
 Net investment income                                  $     0.09        $    0.21
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           2.51             1.97
                                                        ----------        ---------
   Net increase (decrease) from investment operations   $     2.60        $    2.18
Distributions to shareholders:
 Net investment income                                       (0.10)           (0.19)
 Net realized gain                                           (0.51)           (0.15)
                                                        ----------        ---------
Net increase (decrease) in net asset value              $     1.99        $    1.84
                                                        ----------        ---------
Net asset value, end of period                          $    22.15        $   20.16
                                                        ==========        =========
Total return*                                                13.11%           11.86%
Ratio of net expenses to average net assets+                  0.99%**          0.96%
Ratio of net investment income to average net assets+         0.74%**          0.93%
Portfolio turnover rate                                          2%**            12%
Net assets, end of period (in thousands)                $4,952,102       $5,125,858
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 0.97%**          0.95%
 Net investment income                                        0.76%**          0.94%

                                                           Year Ended     Year Ended     Year Ended     Year Ended
                                                            9/30/98         9/30/97        9/30/96        9/30/95
CLASS A
Net asset value, beginning of period                      $    27.85      $    20.94    $    20.66      $    19.38
                                                          ----------      ---------     ----------      ----------
Increase (decrease) from investment operations:
 Net investment income                                    $     0.17      $     0.16    $     0.23      $     0.35
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                            (6.20)           8.83          2.10            3.04
                                                          ----------      ---------     ----------      ----------
   Net increase (decrease) from investment operations     $    (6.03)     $     8.99    $     2.33      $     3.39
Distributions to shareholders:
 Net investment income                                         (0.16)          (0.15)        (0.32)          (0.30)
 Net realized gain                                             (3.34)          (1.93)        (1.73)          (1.81)
                                                          ----------      ----------    -----------     ----------
Net increase (decrease) in net asset value                $    (9.53)     $     6.91    $     0.28      $     1.28
                                                          ----------      ----------    -----------     ----------
Net asset value, end of period                            $    18.32      $    27.85    $    20.94      $    20.66
                                                          ==========      ==========    ===========     ==========
Total return*                                                 (23.97)%         45.95%        12.18%          19.92%
Ratio of net expenses to average net assets+                    0.90%           0.96%         0.92%           0.93%
Ratio of net investment income to average net assets+           0.74%           0.68%         1.13%           1.85%
Portfolio turnover rate                                           50%             47%           66%             63%
Net assets, end of period (in thousands)                  $5,496,480      $7,534,010    $5,431,797      $5,114,963
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   0.90%           0.95%         0.90%           0.91%
 Net investment income                                          0.74%           0.69%         1.15%           1.87%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

Pioneer II

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/00
-------------------------------------------------------------------------------

                                                          Six Months Ended
                                                              3/31/00       Year Ended
                                                            (unaudited)       9/30/99
CLASS B

Net asset value, beginning of period                          $ 19.74        $ 17.98
                                                              -------        -------
Increase (decrease) from investment operations:
 Net investment loss                                          $ (0.11)       $ (0.04)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                              2.51           1.95
                                                              -------        -------
   Net increase (decrease) from investment operations         $  2.40        $  1.91
Distributions to shareholders:
 Net investment income                                              -              -
 Net realized gain                                              (0.51)         (0.15)
                                                              -------        -------
Net increase (decrease) in net asset value                    $  1.89        $  1.76
                                                              -------        -------
Net asset value, end of period                                $ 21.63        $ 19.74
                                                              =======        =======
Total return*                                                   12.32%         10.62%
Ratio of net expenses to average net assets+                     2.40%**        2.06%
Ratio of net investment loss to average net assets+             (0.67)%**      (0.18)%
Portfolio turnover rate                                             2%**          12%
Net assets, end of period (in thousands)                      $20,052        $21,972
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                    2.38%**        2.04%
 Net investment loss                                            (0.65)%**      (0.16)%

                                                          Year Ended   Year Ended    7/1/96 to
                                                          9/30/98(a)   9/30/97(a)     9/30/96
CLASS B
Net asset value, beginning of period                       $ 27.52      $ 20.89        $20.55
                                                           -------      -------        ------
Increase (decrease) from investment operations:
 Net investment loss                                       $ (0.07)     $ (0.07)       $(0.01)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          (6.11)        8.76          0.35
                                                           -------      -------        ------
   Net increase (decrease) from investment operations      $ (6.18)     $  8.69        $ 0.34
Distributions to shareholders:
 Net investment income                                       (0.02)       (0.13)            -
 Net realized gain                                           (3.34)       (1.93)            -
                                                           -------      -------        ------
Net increase (decrease) in net asset value                 $ (9.54)     $  6.63        $ 0.34
                                                           -------      -------        ------
Net asset value, end of period                             $ 17.98      $ 27.52        $20.89
                                                           =======      =======        ======
Total return*                                               (24.76)%      44.58%         1.65%
Ratio of net expenses to average net assets+                  1.96%        1.94%         2.03%**
Ratio of net investment loss to average net assets+          (0.31)%      (0.32)%       (0.25)%**
Portfolio turnover rate                                         50%          47%           66%
Net assets, end of period (in thousands)                   $21,084      $15,311        $  864
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.96%        1.90%         2.02%**
 Net investment loss                                         (0.31)%      (0.28)%       (0.24)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                          FINANCIAL HIGHLIGHTS 3/31/00
                                   Pioneer II

                                                        Six Months Ended
                                                           3/31/00         Year Ended
                                                          (unaudited)        9/30/99
CLASS C
Net asset value, beginning of period                        $19.78           $18.02
                                                            ------           ------
Increase (decrease) from investment operations:
 Net investment loss                                        $(0.09)          $(0.04)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           2.50             1.95
                                                            ------           ------
   Net increase (decrease) from investment operations       $ 2.41           $ 1.91
Distributions to shareholders:
 Net investment income                                           -                -
 Net realized gain                                           (0.51)           (0.15)
                                                            ------           ------
Net increase (decrease) in net asset value                  $ 1.90           $ 1.76
                                                            ------           ------
Net asset value, end of period                              $21.68           $19.78
                                                            ======           ======
Total return*                                                12.35%           10.60%
Ratio of net expenses to average net assets+                  2.26%**          2.08%
Ratio of net investment loss to average net assets+          (0.53)%**        (0.22)%
Portfolio turnover rate                                          2% **           12%
Net assets, end of period (in thousands)                    $3,636           $4,039
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 2.24%**          2.06%
 Net investment loss                                         (0.51)%**        (0.20)%

                                                         Year Ended   Year Ended    7/1/96 to
                                                         9/30/98(a)   9/30/97(a)     9/30/96
CLASS C
Net asset value, beginning of period                       $ 27.55      $20.88       $20.55
                                                           -------      ------       ------
Increase (decrease) from investment operations:
 Net investment loss                                       $ (0.06)     $(0.08)      $(0.01)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          (6.07)       8.77         0.34
                                                           -------      ------       ------
   Net increase (decrease) from investment operations      $ (6.13)     $ 8.69       $ 0.33
Distributions to shareholders:
 Net investment income                                       (0.06)      (0.09)           -
 Net realized gain                                           (3.34)      (1.93)           -
                                                           -------      ------       ------
Net increase (decrease) in net asset value                 $ (9.53)     $ 6.67       $ 0.33
                                                           -------      ------       ------
Net asset value, end of period                             $ 18.02      $27.55       $20.88
                                                           =======      ======       ======
Total return*                                               (24.56)%     44.51%        1.61%
Ratio of net expenses to average net assets+                  1.93%       1.99%        2.02%**
Ratio of net investment loss to average net assets+          (0.28)%     (0.39)%      (0.15)%**
Portfolio turnover rate                                         50%         47%          66%
Net assets, end of period (in thousands)                   $ 3,377      $2,267       $  214
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.93%       1.95%        2.01%**
 Net investment loss                                         (0.28)%     (0.35)%      (0.14)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratios assuming no reduction for fees paid indirectly.

Pioneer II

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/00 (unaudited)
-------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer II (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the

Pioneer II

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/00     (continued)
-------------------------------------------------------------------------------

   ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer II

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/00 (unaudited)
-------------------------------------------------------------------------------

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc., earned $469,784 in underwriting commissions on the sale of fund shares during the six months ended March 31, 2000.

E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. For the six months ended March 31, 2000, the aggregate performance adjustment resulted in a reduction to the basic fee of $2,599,334. For the six months ended March 31, 2000, the net management fee was equivalent to 0.50% of average net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2000, $2,217,607 was payable to PIM related to management fees, administrative fees and certain other services.

Pioneer II

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/00                               (continued)
-------------------------------------------------------------------------------

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $929,044 in transfer agent fees payable to PSC at March 31, 2000.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $913,397 in distribution fees payable to PFD at March 31, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2000, CDSCs in the amount of $119,118 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended March 31, 2000, the Fund's expenses were reduced by $555,186 under such arrangements.

Pioneer II

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/00 (unaudited)
-------------------------------------------------------------------------------

6. Line of Credit Facility

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the six months ended March 31, 2000 was $383,618. The average daily shares outstanding during the period were 244,939,376 resulting in an average borrowing of less than one cent per share. The related weighted average annualized interest rate for the period was 6.01%, and the total interest expense on such borrowings was $18,316.

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of March 31, 2000:

----------------------------------------------------------------------------------------------
           Affiliates              Purchases        Sales           Income           Value
----------------------------------------------------------------------------------------------
  A.M. Castle & Co.                  $   -      $         -     $  355,339      $ 11,389,062
  Ambac Financial Group, Inc.            -       21,962,067        893,266       196,981,363
  Amcast Industrial Corp.                -                -        150,892         4,951,144
  Briggs & Stratton Corp.                -                -        983,220        67,391,537
  Champion Enterprises, Inc.             -                -              -        23,833,750
  Clayton Homes, Inc.                    -                -        392,832        82,863,000
  Dionex Corp.                           -        4,282,670              -        68,378,250
  Donaldson Co., Inc.                    -        6,894,813        684,600       103,561,875
  Lancaster Colony Corp.                 -       16,540,450        895,184        80,912,691
  Mississippi Chemical Corp.             -                -              -        14,851,250
  Trinity Industries, Inc.               -        6,579,941      1,421,136        86,402,525
                                     -----      -----------     ----------      ------------
                                     $   -      $56,259,941     $5,776,469      $741,516,447
                                     =====      ===========     ==========      ============
-----------------------------------------------------------------------------------------------

Pioneer II

-------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
-------------------------------------------------------------------------------

Trustees                              Officers

John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               Richard E. Dahlberg, Vice President
Margaret B.W. Graham                  David D. Tripple, Executive Vice President
John W. Kendrick                      Eric W. Reckard, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
United States                         Taxable
Pioneer Growth Shares                 Pioneer America Income Trust
Pioneer Micro-Cap Fund                Pioneer Bond Fund
Pioneer Mid-Cap Fund                  Pioneer High Yield Fund
Pioneer Mid-Cap Value Fund            Pioneer Limited Maturity Bond Fund
Pioneer Science & Technology Fund     Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund
                                      Tax-Free
                                      Pioneer Tax-Free Income Fund
International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund                   Money Market Fund
Pioneer Indo-Asia Fund                Pioneer Cash Reserves Fund*
Pioneer International Growth Fund
Pioneer World Equity Fund


Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our website:                                        www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer Logo]

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109            8127-00-0500
www.pioneerfunds.com                   (C) Pioneer Funds Distributor, Inc.
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